Sharecare announces third quarter 2022 financial results and operational highlights

ATLANTA – November 10, 2022 – Sharecare, Inc. (Nasdaq: SHCR), the digital health company that helps people manage all their health in one place, today announced financial results for the quarter ended September 30, 2022.

“Sharecare delivered another solid quarter and executed on our strategy as evidenced by: our revenue growth; expanding our EBITDA margins; tracking to hit our core KPIs of 12 million eligible lives and six million records processed by year end; and signing a multi-year strategic agreement with Carelon, the healthcare service subsidiary of Elevance Health, to integrate our digital-first advocacy solution, Sharecare+, into their health guide services for hundreds of thousands of their members,” said Jeff Arnold, co-founder, chairman, and CEO of Sharecare. “While our advocacy solution is resonating well, the momentum we’re experiencing in our Enterprise channel is about more than that; our partners recognize that the sum total of what Sharecare has assembled over the last decade is greater than its parts.”

Mr. Arnold added, “We believe Sharecare is uniquely positioned to solve our clients’ biggest pain points through our comprehensive, interoperable platform that delivers an impactful member experience with ease of implementation, whether onboarding a client population for the first time or introducing existing members to new clinical capabilities, such as advocacy or home health. I’m proud of what we’ve accomplished so far this year and feel we are incredibly well positioned to achieve our future growth goals.”

Third Quarter 2022 Financial Results
All comparisons, unless otherwise noted, are to the three months ended September 30, 2021.
•Revenue of $114.6 million compared to $105.6 million, an increase of $9.0 million, or 9%.
•Net loss attributable to Sharecare of $27.4 million compared to net loss attributable to Sharecare of $43.1 million, a decrease of $15.7 million. Adjusted net loss attributable to Sharecare of $2.0 million compared to adjusted net loss attributable to Sharecare of $0.8 million in the prior year period.
•Adjusted EBITDA of $7.2 million compared to $7.9 million, a decrease of $0.7 million.
•Net loss per share of $0.08 compared to $0.13, a decrease to net loss per share of $0.05.
•Adjusted loss per share of $0.01 compared to $0.00, which excludes the impact of non-cash and non-operational amounts.

Financial Outlook
While Sharecare suspended financial guidance for the remainder of 2022 last quarter, the company currently plans to provide guidance for 2023 in connection with reporting financial results for the fourth quarter and full year 2022.

Conference Call
The company will host a conference call to review the third quarter results today, Thursday, November 10, 2022, at 8:00 a.m. EST. The conference call can be accessed by dialing (833) 636-1352 for U.S. participants, or (412) 902-4148 for international participants, and referencing the Sharecare call; or via live audio webcast, also available online at https://

investors.sharecare.com. A webcast replay of the call will be available for on-demand listening at the same link and will remain available for approximately 90 days.

Non-GAAP Financial Measures
In addition to our financial results determined in accordance with U.S. GAAP, we believe the non-GAAP measures adjusted EBITDA, adjusted net income (loss), and adjusted earnings (loss) per share (“adjusted EPS”) are useful in evaluating our operating performance. We use adjusted EBITDA, adjusted net income (loss), and adjusted EPS to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our business, results of operations, or outlook. In particular, we believe that the use of these non-GAAP measures is helpful to our investors as these metrics are used by management in assessing the health of our business and our operating performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. In addition, other companies, including companies in our industry, may calculate similarly titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures.

The calculations and reconciliations of historical adjusted EBITDA, adjusted net income (loss), and adjusted EPS to net income (loss), the most directly comparable financial measure stated in accordance with GAAP, are provided below and in the accompanying financial tables. Investors are encouraged to review the reconciliations and not to rely on any single financial measure to evaluate our business.

We have not reconciled adjusted EBITDA guidance to net income (loss) because we do not provide guidance for net income (loss) or for items that we do not consider indicative of our ongoing performance, including, but not limited to, the impact of significant non-recurring items, as certain of these items are out of our control and/or cannot be reasonably predicted. Accordingly, reconciliations of adjusted EBITDA guidance to the corresponding U.S. GAAP measures are not available without unreasonable effort.

Adjusted EBITDA
We calculate adjusted EBITDA as net income (loss) adjusted to exclude (i) depreciation and amortization, (ii) interest income, (iii) interest expense, (iv) income tax (benefit) expense, (v) loss on extinguishment of debt, (vi) other (income)/expense (non-operating), (vii) share-based compensation, (viii) severance, (ix) warrants issued with revenue contracts, (x) net costs associated with exiting contracts, and (xi) transaction and closing costs. We do not view the items excluded as representative of our ongoing operations.

Adjusted Net Income (Loss)
We calculate adjusted net income (loss) as net income (loss) attributable to Sharecare, Inc. adjusted to exclude (i) amortization of acquired intangibles, (ii) amortization of deferred financing fees, (iii) change in fair value of warrant liability and contingent consideration, (iv) share-based compensation, (v) severance, (vi) warrants issued with revenue contracts, (vii) net costs associated with exiting contracts, (viii) transaction and closing costs, and (ix) the related income tax adjustments. We do not view the items excluded as representative of our ongoing operations.

Adjusted Earnings (Loss) Per Share
We calculate adjusted EPS as adjusted net income (loss), as defined above, divided by the number of weighted average common shares outstanding - basic and diluted.

About Sharecare
Sharecare is the leading digital health company that helps people – no matter where they are in their health journey – unify and manage all their health in one place. Our comprehensive and data-driven virtual health platform is designed to help people, providers, employers, health plans, government organizations, and communities optimize individual and population-wide well-being by driving positive behavior change. Driven by our philosophy that we are all together better, at Sharecare, we are committed to supporting each individual through the lens of their personal health and making high-quality care more accessible and affordable for everyone. To learn more, visit www.sharecare.com.

Important Notice Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “outlook,” “target,” “reflect,” “on track,” “foresees,” “future,” “may,” “deliver,” “will,” “shall,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms, other comparable terminology (although not all forward-looking statements contain these words), or by discussions of strategy, plans, or intentions. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this press release, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain.

Forward-looking statements in this press release include, but are not limited to, statements regarding our digital-first advocacy solution and our ability to realize the expected benefits of partnerships or other relationships with third parties or customers on our future growth objectives and the statements under the caption “Financial Outlook.”

We cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward-looking statements are subject to a number of significant risks and uncertainties that could cause actual results to differ materially from expected results. Descriptions of some of the factors that could cause actual results to differ materially from these forward-looking statements are discussed in more detail in our filings with the U.S. Securities and Exchange Commission (the “SEC“), including the Risk Factors section of the Company's Annual Report of Form 10-K filed with the SEC on March 31, 2022. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

Media Relations:
Jen Martin Hall
jen@sharecare.com

Investor Relations:
Bob East
SharecareIR@westwicke.com

SHARECARE, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In thousands, except share and per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Revenue	$114,619	$105,618	$319,153	$294,279
Costs and operating expenses:
Costs of revenue (exclusive of depreciation and amortization below)	60,322	51,255	165,052	144,283
Sales and marketing	12,032	12,492	40,698	36,047
Product and technology	17,136	16,334	54,237	52,600
General and administrative	38,552	46,307	138,041	85,060
Depreciation and amortization	12,053	8,751	32,831	22,601
Total costs and operating expenses	140,095	135,139	430,859	340,591
Loss from operations	(25,476)	(29,521)	(111,706)	(46,312)
Other income (expense):
Interest income	319	20	450	49
Interest expense	(548)	(12,836)	(1,579)	(26,941)
Loss on extinguishment of debt	—	(1,148)	—	(1,148)
Other income (expense)	(2,382)	(86)	17,290	(20,815)
Total other income (expense)	(2,611)	(14,050)	16,161	(48,855)
Loss before income tax benefit	(28,087)	(43,571)	(95,545)	(95,167)
Income tax benefit	627	507	265	520
Net loss	(27,460)	(43,064)	(95,280)	(94,647)
Net (loss) income attributable to noncontrolling interest in subsidiaries	(103)	51	(697)	(31)
Net loss attributable to Sharecare, Inc.	$(27,357)	$(43,115)	$(94,583)	$(94,616)

Net loss per share attributable to common stockholders, basic and diluted	$(0.08)	$(0.13)	$(0.27)	$(0.36)
Weighted-average common shares outstanding, basic and diluted	349,615,224	334,982,150	347,232,210	263,558,268

SHARECARE, INC.
CONSOLIDATED BALANCE SHEETS
(Unaudited)
(In thousands, except share and per share amounts)

	As of September 30, 2022	As of December 31, 2021
Assets
Current assets:
Cash and cash equivalents	$202,564	$271,105
Accounts receivable, net (net of allowance for doubtful accounts of $6,840 and $6,212, respectively)	99,660	103,256
Other receivables	2,445	5,327
Prepaid expenses	12,300	8,819
Other current assets	2,287	2,459
Total current assets	319,256	390,966
Property and equipment, net	5,404	4,534
Other long-term assets	29,348	12,173
Intangible assets, net	165,538	155,086
Goodwill	191,136	192,442
Total assets	$710,682	$755,201
Liabilities, Redeemable Convertible Preferred Stock and Stockholders’ Equity
Current liabilities:
Accounts payable	$12,208	$27,155
Accrued expenses and other current liabilities	63,760	51,653
Deferred revenue	11,007	11,655
Contract liabilities, current	2,026	4,597
Debt, current	943	—
Total current liabilities	89,944	95,060
Contract liabilities, noncurrent	384	1,745
Warrant liabilities	4,186	10,820
Long-term debt	—	419
Other long-term liabilities	21,775	24,116
Total liabilities	116,289	132,160
Commitments and contingencies
Series A convertible redeemable preferred shares, $0.0001 par value; 5,000,000 shares authorized; 5,000,000 shares issued and outstanding, aggregate liquidation preference of $50,000 as of September 30, 2022 and December 31, 2021	58,205	58,205
Stockholders’ equity:
Common stock, $0.0001 par value; 600,000,000 and 600,000,000 shares authorized; 353,441,847 and 345,788,707 shares issued and outstanding as of September 30, 2022 and December 31, 2021, respectively	35	35
Additional paid-in capital	1,110,803	1,042,164
Accumulated other comprehensive loss	(4,166)	(2,061)
Accumulated deficit	(571,696)	(477,113)
Total Sharecare stockholders’ equity	534,976	563,025
Noncontrolling interest in subsidiaries	1,212	1,811
Total stockholders’ equity	536,188	564,836
Total liabilities, redeemable convertible preferred stock and stockholders’ equity	$710,682	$755,201

SHARECARE, INC.
RECONCILIATION OF GAAP NET LOSS TO ADJUSTED EBITDA
(Unaudited)
(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net loss	$(27,460)	$(43,064)	$(95,280)	$(94,647)
Add:
Depreciation and amortization	12,053	8,751	32,831	22,601
Interest income	(319)	(20)	(450)	(49)
Interest expense	548	12,836	1,579	26,941
Income tax benefit	(627)	(507)	(265)	(520)
Loss on extinguishment of debt	—	1,148	—	1,148
Other (income) expense	2,382	86	(17,290)	20,815
Share-based compensation	10,331	11,130	61,619	25,517
Severance	407	700	1,177	965
Warrants issued with revenue contracts(a)	14	21	48	59
Net costs associated with exiting contracts(b)	563	—	3,486	—
Transaction and closing costs(c)(d)	9,333	16,822	23,728	18,844
Adjusted EBITDA(e)	$7,225	$7,903	$11,183	$21,674

(a)	Represents the non-cash value of warrants issued to clients for meeting specific revenue thresholds.
(b)	For the nine months ended September 30, 2022, previously undisclosed first quarter net costs were included for comparability purposes and to display trends associated with exiting contracts during the period.
(c)	For the three months ended September 30, 2022, represents costs related to the Business Combination, transaction and post-closing costs related to acquisitions, and other non-operating, non-recurring costs including $4.9 million of other non-operating, non-recurring costs, $2.9 million of reorganizational costs, and $1.5 million of acquisition-related expense.
(d)	For the nine months ended September 30, 2022, represents costs related to the Business Combination, transaction and post-closing costs related to acquisitions, and other non-operating, non-recurring costs including $10.9 million of other non-operating, non-recurring costs, $8.1 million of reorganizational costs, and $4.7 million of acquisition-related expense.
(e)	Includes non-cash amortization associated with contract liabilities recorded in connection with acquired businesses.

SHARECARE, INC.
RECONCILIATION OF GAAP NET LOSS ATTRIBUTABLE TO SHARECARE TO ADJUSTED NET LOSS AND ADJUSTED LOSS PER SHARE
(Unaudited)
(In thousands, except share and per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net loss attributable to Sharecare, Inc.	$(27,357)	$(43,115)	$(94,583)	$(94,616)
Add:
Amortization of acquired intangibles(a)	1,632	1,425	4,895	3,653
Amortization of deferred financing fees	71	12,135	209	15,466
Change in fair value of warrant liability and contingent consideration	2,977	63	(15,765)	21,719
Share-based compensation	10,331	11,130	61,619	25,517
Severance	407	700	1,177	965
Warrants issued with revenue contracts(b)	14	21	48	59
Net costs associated with exiting contracts(c)	563	—	3,486	—
Transaction and closing costs(d)(e)	9,333	16,822	23,728	18,844
Adjusted net loss(f)	$(2,029)	$(819)	$(15,186)	$(8,393)
Weighted-average common shares outstanding, basic and diluted	349,615,224	334,982,150	347,232,210	263,558,268
Loss per share	$(0.08)	$(0.13)	$(0.27)	$(0.36)
Adjusted loss per share	$(0.01)	$0.00	$(0.04)	$(0.03)

(a)	Represents non-cash expenses related to the amortization of intangibles in connection with acquired businesses.
(b)	Represents the non-cash value of warrants issued to clients for meeting specific revenue thresholds.
(c)	For the nine months ended September 30, 2022, previously undisclosed first quarter net costs were included for comparability purposes and to display trends associated with exiting contracts during the period.
(d)	For the three months ended September 30, 2022, represents costs related to the Business Combination, transaction and post-closing costs related to acquisitions, and other non-operating, non-recurring costs including $4.9 million of other non-operating, non-recurring costs, $2.9 million of reorganizational costs, and $1.5 million of acquisition-related expense.
(e)	For the nine months ended September 30, 2022, represents costs related to the Business Combination, transaction and post-closing costs related to acquisitions, and other non-operating, non-recurring costs including $10.9 million of other non-operating, non-recurring costs, $8.1 million of reorganizational costs, and $4.7 million of acquisition-related expense.
(f)	The income tax effect of the Company’s non-GAAP reconciling items are offset by valuation allowance adjustments of the same amount given that the Company was in a full valuation allowance position for the periods presented.